                           Prudential MEDLEY Program

                                    [GRAPHIC]

                         Annual Report to Participants

                                December 31, 2001



The MEDLEY Program is a variable group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ and distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential company. Prudential Financial is a service mark of Prudential, Newark, NJ and its affiliates.

                                                     [LOGO] Prudential Financial

--------------------------------------------------------------------------------
                               PERFORMANCE RESULTS
--------------------------------------------------------------------------------
FOR PERIODS ENDING DECEMBER 31, 2001

                                                                         AVERAGE ANNUAL TOTAL RETURN
TABLE 1                                                              -----------------------------------
                                                                       One          Five          Ten
                                                                       Year         Year          Year

FIXED INCOME:

MEDLEY Money Market Account (VCA-11) /1/                               3.45%        4.61%         4.21%
The 7-day current yield as of 12/31/2001 is 1.32%
MEDLEY Diversified Bond Account (VCA-24)                               6.25%        5.50%         6.12%
MEDLEY Government Income Account (VCA-24) /2/                          7.27%        6.44%         6.14%


MANAGED:

MEDLEY Conservative Balanced Account (VCA-24)                         -2.76%        4.89%         6.73%
MEDLEY Flexible Managed Account (VCA-24)                              -6.45%        4.65%         7.46%


COMMON STOCK:

MEDLEY Stock Index Account (VCA-24)                                  -12.68%        9.66%        11.77%
MEDLEY Equity Account (VCA-24)                                       -11.90%        6.24%        11.23%
MEDLEY Capital Growth Account (VCA-10)                               -10.49%        4.34%        10.05%
MEDLEY Global Account (VCA-24)/3/                                    -18.21%        5.16%         8.49%

The results shown in Table 1 are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.

TABLE 2                                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                                                            ----------------------------------
                                                                                              One          Five          Ten
                                                                                              Year         Year          Year

FIXED INCOME:

MEDLEY Money Market Account (VCA-11)/1/                                                      -2.65%        4.19%         4.14%
The 7-day current yield as of 12/31/2001 is 1.32%
MEDLEY Diversified Bond Account (VCA-24)                                                      0.23%        5.15%         6.11%
MEDLEY Government Income Account (VCA-24)/2/                                                  1.27%        6.12%         6.14%

MANAGED:

MEDLEY Conservative Balanced Account (VCA-24)                                                -8.81%        4.51%         6.70%
MEDLEY Flexible Managed Account (VCA-24)                                                    -12.49%        4.27%         7.43%

COMMON STOCK:

MEDLEY Stock Index Account (VCA-24)                                                         -18.79%        9.31%        11.73%
MEDLEY Equity Account (VCA-24)                                                              -18.03%        5.82%        11.18%
MEDLEY Capital Growth Account (VCA-10)                                                      -16.73%        3.79%         9.95%
MEDLEY Global Account (VCA-24)/3/                                                           -24.22%        4.83%         8.48%

The results shown in Table 2 are calculated in the same manner as Table 1 and in addition reflect the deduction of the following maximum deferred sales charges:
"1 Year", 6%; "5 Years", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.



                                                     [LOGO] PRUDENTIAL FINANCIAL

                        FOOTNOTES FOR PERFORMANCE RESULTS

1. For current yields on the MEDLEY Money Market Account, please call 1-800-458-6333. An investment in a money market account is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Account will be able to maintain a stable unit value. It is possible to lose money by investing in the Account. The yield quotation more closely reflects the current earnings of the Account than the total return quotation.

2.   Units of this Account are neither issued nor guaranteed by the U.S.
     Government.

3. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes. This may result in greater share price volatility.

Historical investment results are shown for each of the accounts that are included in your plan. The performance information represents past performance. Past performance is not a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

At times, certain accounts' performance may be extraordinarily high due to investing in sectors that achieved unprecedented returns. There can be no assurance that this performance can be repeated in the future.

Investment in an account involves various risks which are more fully described in The MEDLEY Program prospectus. For more complete information about The MEDLEY Program, including management fees and expenses, please call 1-800-458-6333 to obtain a free prospectus. Please read it carefully before you invest.

The MEDLEY Program is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

The MEDLEY Program is offered through Prudential Investment Management Services LLC (PIMS), Three Gateway Center, Newark, NJ 07102-4077. PIMS is a Prudential company. Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates.

The Prudential Medley Program                  Annual Report   December 31, 2001
--------------------------------------------------------------------------------
Table of Contents

Letter to Contract Owners
Commentary

VCA-10 CAPITAL GROWTH ACCOUNT
   Financial Statements

VCA-11 MONEY MARKET ACCOUNT
   Financial Statements

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS VCA-24
   Conservative Balanced Portfolio
   Diversified Bond Portfolio
   Equity Portfolio
   Flexible Managed Portfolio
   Global Portfolio
   Government Income Portfolio
   Stock Index Portfolio

THE PRUDENTIAL SERIES FUND, INC.
A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Report of Independent Accountants

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2000, please call the telephone number on the back of this report.

The Prudential Medley Program                  Annual Report   December 31, 2001
--------------------------------------------------------------------------------

                                                       Letter to Contract Owners

DEAR CONTRACT OWNER:

This annual report reviews the investment strategies and performance of the portfolios available in the Medley program.


SEPTEMBER 11, 2001

The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.


FINANCIAL MARKETS ARE RESILIENT

As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.


STAY THE COURSE

The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.


Thank you.

Sincerely,

/s/ David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2002
The Prudential Variable Contract Accounts VCA-10 & VCA 11



[PHOTO]

Chairman
David R. Odenath, Jr.


"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

The Prudential Medley Program                  Annual Report   December 31, 2001
--------------------------------------------------------------------------------
Equity Commentary

2001 EQUITY MARKET REVIEW

Growth of the U.S. economy slowed in the year 2000 and began to contract even further in March 2001, according to the National Bureau of Economic Research, which officially declared on November 26, 2001, that the economy was in a recession. The contraction was concentrated in manufacturing industries as capital spending dropped sharply and inventories were worked off. National economic statistics also showed that corporate profits in the third quarter of 2001 (the most recent available at year-end) were 18.7% below those of the corresponding quarter of 2000. Investors anticipated such statistics well in advance of their release. The S&P 500 Index peaked at the end of January 2001 and fell 30% before bottoming on September 21. Although the terrorist attacks of September 11 provided the last jolt to the economy, their enduring impact was primarily on airline stocks, as seen in the over 30% decline of the S&P Airlines Index for the year. The S&P 500 Index rose 19% from its low through year-end. Nonetheless, over the full year, it was down 12%, marking the first time since 1973-1974 that it had two successive negative years.

Stocks of the largest companies declined the most. The S&P 500 Index was pulled down by Enron's bankruptcy, and also by share declines of several very large companies. Cisco Systems, EMC, Merck, General Electric, Oracle, Sun Microsystems, and America Online were among the greatest detractors. In contrast, market gains were concentrated in small-cap value stocks, as evidenced by the Russell 2000 Value Index's gain of 14% for the year. In the broad market, as measured by the Russell 3000 indexes, the Value Index performed substantially better than growth, returning -4% to the Growth Index's -20%. The value investing advantage was apparent at every capitalization level.

Consumer cyclicals was the only sector with a significant share-price gain (12.47%), bouncing from poor returns in the latter half of 2000 and boosted by sustained consumer spending. Leisure time, homebuilding, toys, and household furnishings and appliances were all among the best performing of the 87 industry groups. Best Buy, J.C. Penney, Circuit City, and Lowes Companies were among the best-performing stocks--all more than doubled over the year. The technology sector and the utilities sectors--utilities (for power utilities) and telecommunications services--were at the bottom of the market, with the 62% decline of the communications equipment group at the very bottom. Natural gas, oil-well equipment and services, and oil and gas drilling were also among the worst performers.

A similar pattern was repeated globally, with the Morgan Stanley Capital International (MSCI) World Internet Software and Services, MSCI Communications Equipment, and MSCI Multi-Utility Indexes down more than 50% (in U.S. dollars), and positive returns concentrated in the various retailer indexes. Geographically, the only positive return in an MSCI-developed market country index was New Zealand's 6%. Positive returns were more common among emerging market countries, particularly Asia, Latin America, and Russia. As in the United States, the MSCI World Index bottomed in September.


The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings as of December 31, 2001

                                    [CHART]

                Financials                     17.8%
                Information Technology         17.6%
                Healthcare                     14.4%
                Consumer Discretionary         13.1%
                Industrials                    11.3%
                Consumer Staples                8.2%
                Energy                          6.3%
                Telecommunication Services      5.6%
                Utilities                       3.1%
                Materials                       2.6%



One-Year Performance of U.S. Market Sectors as of December 31, 2001

                Technology                   -23.76%
                Financials                    -8.94%
                Consumer Staples              -9.19%
                Healthcare                   -12.21%
                Capital Goods                -11.44%
                Consumer Cyclicals            12.47%
                Energy                       -10.25%
                Communication Services        12.26%
                Utilities                    -30.43%
                Basic Materials                2.65%
                Transportation                -0.24%


Source: Standard & Poor's as of December 31, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program                  Annual Report   December 31, 2001
--------------------------------------------------------------------------------
Bond Commentary

2001 BOND MARKET REVIEW

Amid turbulent conditions, the U.S. bond market outperformed the stock market for a second consecutive year. Bonds returned 8.44% in 2001 compared with -11.88% for stocks, based respectively on the Lehman Brothers U.S. Aggregate Bond Index (the Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). In the previous year, the Index returned 11.63% versus -9.10% for the S&P 500 Index.

Several factors created the favorable, though volatile, environment for bonds in 2001. Most notably, the Federal Reserve (the Fed) eased monetary policy 11 times, hoping that sharply lower borrowing costs would help revitalize the U.S. economy that had sunk into a recession for the first time in a decade. Fed policymakers reduced short-term interest rates a total of 4.75 percentage points, driving rates below 2.00% for the first time in 40 years. This sharp drop in interest rates pushed bond prices higher for much of the year.

High-quality bonds such as U.S. Treasuries and federal agency securities were among the better performers for most of the year, as cautious investors bought them in response to continued volatility in the stock market and the September 11 terrorist attacks on the United States. Then too, an announcement during October 2001 that the U.S. Treasury would no longer sell 30-year bonds prompted the largest increase in their prices in more than a decade. These gains faded in November and December 2001, however, when Treasuries sold off amid fear that a recovering economy in 2002 could push interest rates higher and boost inflationary pressures. Treasuries returned 6.75% in 2001, while federal agency securities returned 8.31%, based on Lehman Brothers indexes. Meanwhile, mortgage-backed securities returned 8.22%, helped by investor demand for securities that offer attractive yields, high credit quality, and good liquidity.

Investment-grade corporate bonds posted a 10.40% return for 2001 amid anticipation that improved economic conditions in 2002 might strengthen corporate balance sheets. This was the highest return in the U.S. fixed income market for the year, based on the Lehman Brothers U.S. Credit Index. High-grade corporate bonds also performed well because they were viewed as bargains in 2001 after having cheapened relative to Treasuries during the previous year. In light of weak corporate earnings and deterioration in corporate credit quality during 2001, it is not surprising that bonds of companies in defensive businesses such as banks and consumer staples were the better performers.

As for other sectors of the taxable U.S. bond market, high yield corporate bonds (commonly known as "junk" bonds) returned 5.28%, based on the Lehman Brothers U.S. Corporate High Yield Index. Within the high yield market, there were tremendous differences among yield spreads and performance as a result of industry or idiosyncratic factors.

One-Year Performance of Fixed Income Market Indexes as of December 31, 2001

                                    [CHART]

                Emerging Markets                    1.52%
                U.S. Corp. Investment Grade         10.40%
                U.S. Corporate High Yield           5.28%
                U.S. Mortgage-Backed Securities     8.22%
                U.S. Aggregate Index                8.44%
                U.S. Municipals                     5.13%
                U.S. Treasuries                     6.75%
                Global (U.S. dollar) Index          1.52%

Source: Lehman Brothers as of December 31, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Prudential Medley Program                  Annual Report   December 31, 2001
--------------------------------------------------------------------------------
VCA-10 Capital Growth Account

MANAGED BY
Jennison Associates LLC

"We now have three factors that historically have spurred economic growth: reductions in interest rates, tax rebates that stimulate consumer spending, and low energy prices. Nonetheless, there is a wide range of reasonable views about the timing and strength of renewed economic growth. Consequently, we remain focused on the stocks of companies with strong balance sheets and sizeable free cash flows. We also look for shares that are inexpensive, where a company's growth potential is not yet fully reflected in its price."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
Average Annual Returns                    1-Year   3-Year   5-Year   10-Year
Capital Growth Acct. (VCA-10)/1/           -10.49%   -0.96%    4.34%  10.05%
S&P 500/2/                                 -11.88%   -1.03%   10.70%  12.93%
Lipper Multi-Cap Value Fund Avg./3/         -1.78%    5.37%   10.51%  13.28%
--------------------------------------------------------------------------------
Capital Growth Account inception date: 8/82

On a relative basis, the Account outperformed the S&P 500 Index, but both the Fund's and Index's substantial negative returns reflected the difficult equity market environment.


PERFORMANCE REVIEW

Losses in the technology and telecommunications sectors hurt portfolio performance the most. Companies such as Cisco Systems (networking), Sun Microsystems (computer hardware), Nokia (wireless equipment), and Global Crossing (telecommunications services) declined the most. We fared better than many of our peers due to our decision to underweight these sectors relative to the S&P 500 Index, and also by careful stock selection. Our technology buying has been cautious, and we have avoided some of the worst stocks in the sector. In fact, some of our holdings performed well, including Dell Computer and IBM.

In an environment of greater uncertainty about the economy and future earnings, we also had gains on companies with steady earnings and cash flow, such as Darden Restaurants, a well-managed company that owns the Olive Garden and Red Lobster restaurant brands. Freeport-McMoran Copper and Gold performed well as investors showed renewed interest in gold stocks in general and Freeport-McMoran, as a low cost producer, in particular. XL Capital, a property and casualty insurer was another good performer; its shares were inexpensive because reinsurance prices did not firm as quickly as those of primary property/casualty insurance. Both its pricing and volume were accelerating before September 11; the terrorist attacks greatly increased the demand for reinsurance.

                         $10,000 INVESTED OVER 10 YEARS

                                    [CHART]

                                Lipper
             VCA-10          Growth Funds        S&P 500

Dec/1991     10,000             10,000            10,000
              9,843             10,232             9,932

Dec/1992     10,931             11,304            10,761
             12,158             12,210            11,285

Dec/1993     13,267             13,134            11,845
             12,910             12,810            11,444

Dec/1994     13,277             13,161            12,000
             14,904             15,934            14,422

Dec/1995     16,766             17,817            16,502
             18,486             19,467            18,165

Dec/1996     21,092             22,385            20,285
             24,120             25,952            24,462

Dec/1997     27,706             29,894            27,048
             30,152             33,051            31,839

Dec/1998     26,845             33,090            34,779
             31,024             36,489            39,075

Dec/1999     28,216             35,766            42,086
             28,099             36,019            41,908

Dec/2000     30,503             39,435            38,258
             29,435             39,918            35,699

Dec/2001     27,304             38,754            33,723


/1/ The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

/2/ The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance. Investors cannot invest directly in an index.

/3/ The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

                         Financial Highlights for VCA-10

                Income and Capital Changes Per Accumulation Unit*

           (For an Accumulation Unit outstanding throughout the year)

                                                                 Year Ended December 31,
-----------------------------------------------------------------------------------------------------------
                                                  2001        2000         1999        1998         1997
-----------------------------------------------------------------------------------------------------------
Investment Income ...........................   $ .0963     $ .1108      $ .1232     $ .0956     $ .0757
-----------------------------------------------------------------------------------------------------------
Expenses
   For investment management fee ............    (.0172)     (.0173)      (.0172)     (.0177)     (.0154)
   For administrative expenses ..............    (.0511)     (.0515)      (.0513)     (.0530)     (.0461)
-----------------------------------------------------------------------------------------------------------
Net Investment Income .......................     .0280       .0420        .0547      .0249        .0142
-----------------------------------------------------------------------------------------------------------
Capital Changes
   Net realized gain (loss) on investments ..    (.5812)      .4789        .2537       .8002      1.2761
   Net change in unrealized appreciation
     (depreciation) on investments ..........    (.2203)      .0322       (.2814)    (1.0426)      .3841
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Unit
   Accumulation Value .......................    (.7735)      .5531        .0270      (.2175)     1.6744
-----------------------------------------------------------------------------------------------------------
Accumulation Unit Value
   Beginning of year ........................    7.3753      6.8222       6.7952      7.0127      5.3383
   End of year ..............................  $ 6.6018    $ 7.3753     $ 6.8222    $ 6.7952    $ 7.0127
-----------------------------------------------------------------------------------------------------------
Total Return+ ...............................    (10.49)%      8.10%         .40%      (3.10)%     31.37%
-----------------------------------------------------------------------------------------------------------
Ratio of Expenses To
   Average Net Assets** .....................      1.00%       1.00%        1.00%       1.00%       1.00%
-----------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income To
   Average Net Assets** .....................       .40%        .60%         .79%        .36%        .24%
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate .....................        79%         77%          82%         49%         47%
-----------------------------------------------------------------------------------------------------------
Number of Units Outstanding
   For Participants at end of year
   (000's omitted) ..........................    44,444      50,430       63,330      80,431      83,261
-----------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-10.
+ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        See Notes to Financial Statements

                         Financial Statements of VCA-10

                 Statement of Net Assets as of December 31, 2001

Common Stock                                                Value
Investments - 95.6%                        Shares         [Note 2A]
----------------------------------------------------------------------
Aerospace/Defense - 3.0%
Northrop Grumman Corp.                     58,900       $ 5,937,709
Raytheon Co.                               92,900         3,016,463
                                                         ----------
                                                          8,954,172
----------------------------------------------------------------------
Agriculture - 0.4%
Monsanto Co.                               30,800         1,041,040
----------------------------------------------------------------------
Automotive/Motorcycles - 0.5%
Harley-Davidson, Inc.                      28,500         1,547,835
----------------------------------------------------------------------
Banking & Financial Services - 5.8%
Bank One Corp.                            116,600         4,553,230
Citigroup, Inc.                           104,430         5,271,626
FleetBoston Financial Corp.                57,000         2,080,500
Household International, Inc.              47,600         2,757,944
MBNA Corp.                                  9,700         2,453,440
                                                         ----------
                                                         17,116,740
----------------------------------------------------------------------
Chemicals - 0.6%
Agrium, Inc.                              164,900         1,747,940
----------------------------------------------------------------------
Commercial Services - 1.7%
Convergys Corp.(a)                        131,000         4,911,190
----------------------------------------------------------------------
Computer Hardware - 3.0%
Hewlett-Packard Co.                        70,500         1,448,070
International Business
 Machines Corp.                            60,800         7,354,368
                                                         ----------
                                                          8,802,438
----------------------------------------------------------------------
Computer Software & Services - 4.3%
Microsoft Corp.(a)                        154,800        10,258,596
Oracle Corp.(a)                           174,600         2,411,226
                                                         ----------
                                                         12,669,822
----------------------------------------------------------------------
Diversified Industries - 4.7%
General Electric Co.                       37,600         1,507,008
Minnesota Mining &
 Manufacturing Co.                         34,700         4,101,887
Tyco International Ltd.                   139,700         8,228,330
                                                         ----------
                                                         13,837,225
----------------------------------------------------------------------
Electronics - 3.6%
Applied Materials, Inc.(a)                 17,500           701,750
Micron Technology, Inc.(a)                164,300         5,093,300
Texas Instruments, Inc.                   170,700         4,779,600
                                                         ----------
                                                         10,574,650
----------------------------------------------------------------------
Food & Beverages - 1.8%
PepsiCo, Inc.                             111,000         5,404,590
----------------------------------------------------------------------
Healthcare - 3.7%
Health Net, Inc.(a)                       175,800         3,828,924
WellPoint Health Networks, Inc.(a)         60,000         7,011,000
                                                         ----------
                                                         10,839,924
----------------------------------------------------------------------
Hotels & Motels - 0.6%
Marriott International, Inc.--Cl. A        46,900         1,906,485
----------------------------------------------------------------------
Insurance - 11.5%
American International Group, Inc.         91,500       $ 7,265,100
CIGNA Corp.                                71,600         6,633,740
Hartford Financial Services
 Group, Inc.                               74,800         4,699,684
Loews Corp.                               112,500         6,230,250
Trenwick Group Ltd.                       186,050         1,892,129
XL Capital Ltd.--Cl. A (Bermuda)           77,814         7,109,087
                                                         ----------
                                                         33,829,990
----------------------------------------------------------------------
Media - 4.6%
Knight-Ridder, Inc.                        18,000         1,168,740
Liberty Media Corp.(a)                    387,700         5,427,800
The New York Times Co.--Cl. A              64,900         2,806,925
Viacom, Inc.--Cl. B(a)                     97,200         4,291,380
                                                         -----------
                                                         13,694,845
----------------------------------------------------------------------
Metals & Mining - 6.3%
Alcoa, Inc.                               138,100         4,909,455
Freeport-McMoRan Copper &
Gold, Inc.--Cl. A(a)                      209,100         2,697,390
Freeport-McMoRan Copper &
Gold, Inc.--Cl. B(a)                      240,800         3,224,312
Newmont Mining Corp.                      240,800         4,601,688
Phelps Dodge Corp.(a)                      94,900         3,074,760
The Carbide/Graphite Group, Inc.(a)       323,100               323
                                                         ----------
                                                         18,507,928
----------------------------------------------------------------------
Office Equipment & Supplies - 1.0%
Xerox Corp.(a)                            281,900         2,937,398
----------------------------------------------------------------------
Oil & Gas Exploration & Production - 10.2%
Anadarko Petroleum Corp.                   61,800         3,513,330
Baker Hughes, Inc.                        139,500         5,087,565
Conoco, Inc.                              122,800         3,475,240
Devon Energy Corp.                         91,300         3,528,745
Halliburton Co.                            86,400         1,131,840
Kerr-McGee Corp.                           55,037         3,016,028
Phillips Petroleum Co.                     85,900         5,176,334
Transocean Sedco Forex, Inc.              155,700         5,265,774
                                                         -----------
                                                         30,194,856
----------------------------------------------------------------------
Paper & Forest Products - 1.3%
Temple-Inland, Inc.                        68,400         3,880,332
----------------------------------------------------------------------
Pharmaceuticals - 11.5%
Abbott Laboratories                       111,085         6,192,989
American Home Products Corp.               98,300         6,031,688
Bristol-Myers Squibb Co.                   80,600         4,110,600
Eli Lilly & Co.                            19,000         1,492,260
Johnson & Johnson                          55,400         3,274,140
MedImmune, Inc. (a)                        33,200         1,538,820
Pharmacia Corp.                           101,600         4,333,240
Sepracor, Inc.(a)                         119,900         6,841,494
                                                         ----------
                                                         33,815,231
----------------------------------------------------------------------


                        See Notes to Financial Statements

                         Financial Statements of VCA-10

                 Statement of Net Assets as of December 31, 2001


Common Stock                                    Value
Investments                        Shares     [Note 2A]
--------------------------------------------------------
Restaurants - 1.8%
Darden Restaurants, Inc.           150,000   $ 5,310,000
--------------------------------------------------------
Telecommunications - 3.8%
AT&T Corp.                         215,500     3,909,170
Hughes Electronics Corp.
   (General Motors                 135,600     2,095,020
   Corp.--Cl. H)(a)
Nextel Communications,
   Inc.-- Cl. A (a)                 35,300       386,888
Sprint Corp.--PCS Group(a)         128,100     3,126,921
Vodafone Group PLC
   ADR (United Kingdom)             61,400     1,576,752
                                            ------------
                                              11,094,751
--------------------------------------------------------
Telecommunications Equipment - 1.6%
Nokia Oyj ADR (Finland)            192,500     4,722,025
--------------------------------------------------------
Tobacco - 2.5%
Philip Morris Co., Inc.            159,300     7,303,905
--------------------------------------------------------
Utilities - 5.8%
Dynegy, Inc.--Cl. A                 67,500     1,721,250
El Paso Corp.                      162,958     7,269,556
FirstEnergy Corp.                  122,800     4,295,544
The Williams Companies, Inc.       152,300     3,886,696
                                            ------------
                                              17,173,046
--------------------------------------------------------
Total Long-Term
Investments - 95.6%
   (Cost: $261,457,471)                     $281,818,358
--------------------------------------------------------

                                 Principal
                                   Amount      Value
                                   (000)     [Note 2A]
--------------------------------------------------------
Short-Term Investment - 4.3%
Commercial Paper
American Express
   Financial Corp.,
   1.59%, 1/2/02
   (Cost: $12,779,000)            $ 12,779  $ 12,779,000
--------------------------------------------------------
Total Investments - 99.9%
   (Cost: $274,236,471)                     $294,597,358
--------------------------------------------------------
Other Assets, Less Liabilities
   Cash                                              734
   Receivable for investments sold             1,002,960
   Dividends and interest receivable             327,526
   Payable for investments purchased            (827,680)
   Payable for pending capital transactions     (243,591)
--------------------------------------------------------
Other Assets - 0.1%                              259,949
--------------------------------------------------------
Net Assets - 100%                           $294,857,307
--------------------------------------------------------
Net Assets,representing:
   Equity of Participants -
    44,444,183 Accumulation Units at an
    Accumulation Unit Value of $6.6018       293,409,498
   Equity of The Prudential Insurance
    Company of America                         1,447,809
                                            ------------
                                            $294,857,307
========================================================

The following abbreviations are used in portfolio descriptions:
 ADR - American Depository Receipts
 Oyj - Julkinen Osakeyhtio (Finnish Corporation)
 PLC - Public Limited Company (British Corporation)
(a) Non-income producing security.

                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                            Statement of Operations

--------------------------------------------------------------------------------
Year Ended                                                     December 31, 2001
--------------------------------------------------------------------------------
Investment Income
   Dividends (net of $23,702 foreign withholding tax)             $  3,900,410
   Interest                                                            619,460
--------------------------------------------------------------------------------
Total Income                                                         4,519,870
--------------------------------------------------------------------------------
Expenses
   Fees Charged to Participants for Investment Management Fee          795,917
   Fees Charged to Participants for Administrative Expenses          2,390,036
--------------------------------------------------------------------------------
Total Expenses                                                       3,185,953
--------------------------------------------------------------------------------
Net Investment Income                                                1,333,917
--------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments
   Realized Loss on Investment Transactions                        (26,041,331)
   Decrease in Unrealized Appreciation on Investments              (12,245,679)
--------------------------------------------------------------------------------
Net Loss on Investments                                            (38,287,010)
--------------------------------------------------------------------------------
Net Decrease In Net Assets Resulting from Operations              $(36,953,093)
================================================================================

                       Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------

Year Ended                                                           December 31, 2001 December 31, 2000
--------------------------------------------------------------------------------------------------------
Net Operations
   Net Investment Income                                                $  1,333,917     $   2,293,986
   Net Realized Gain (Loss) on Investments                               (26,041,331)       26,497,818
   Decrease In Unrealized Appreciation on Investments                    (12,245,679)       (1,327,127)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations          (36,953,093)       27,464,677
--------------------------------------------------------------------------------------------------------
Capital Transactions
   Purchase Payments and Transfers In                                     19,474,568        33,483,274
   Withdrawals and Transfers Out                                         (61,144,411)     (120,862,312)
   Annual Account Charges Deducted from
     Participants' Accounts                                                  (66,645)          (78,078)
--------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Capital Transactions                                   (41,736,488)      (87,457,116)
--------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Surplus Transfers                                          (67,523)         (170,329)
--------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                             (78,757,104)      (60,162,768)
Net Assets
     Beginning of year                                                   373,614,411       433,777,179
--------------------------------------------------------------------------------------------------------
     End of year                                                        $294,857,307     $ 373,614,411
========================================================================================================

                        See Notes to Financial Statements

Notes to Financial Statements of VCA-10
--------------------------------------------------------------------------------

NOTE 1:   General

          The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers ("Contract-holders") in making retirement arrangements on behalf of their employees ("Participants"). The investment objective of the Account is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:   Summary of Significant Accounting Policies

          A. Securities Valuation

          Equity Securities

          Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to the Account's valuation procedures.

          Fixed Income Securities

          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          Short-Term Investments

          Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

          B. Securities Transactions and Net Investment Income

          Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gains and losses (other than administrative fees) are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          C. Federal Income Taxes

          The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Notes to Financial Statements of VCA-10
--------------------------------------------------------------------------------

NOTE 3:   A. The Account has a management agreement with Prudential Investments
             LLC ("PI"), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

             A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

             Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

          B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units.

          C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the years ended December 31, 2001 and December 31, 2000, Prudential has advised the Account that it has received deferred sales charges of $6,574 and $10,900 respectively, imposed upon certain withdrawals from the Account.

NOTE 4:   Purchases and Sales of Portfolio Securities

          For the year ended December 31, 2001, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $248,826,477 and $319,987,917, respectively.

NOTE 5:   Unit Transactions

          The number of Accumulation Units issued and redeemed for the year ended December 31, 2001 and the year ended December 31, 2000 are as follows:

                                  Year Ended                      Year Ended
                               December 31, 2001              December 31, 2000
--------------------------------------------------------------------------------
Units issued                       2,809,229                       4,892,063
--------------------------------------------------------------------------------
Units redeemed                    (8,795,051)                    (17,791,631)
--------------------------------------------------------------------------------
Net increase (decrease)           (5,985,822)                    (12,899,568)
--------------------------------------------------------------------------------

NOTE 6:   Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

          The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Notes to Financial Statements of VCA-10
--------------------------------------------------------------------------------
NOTE 7:   Participant Loans

          Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

          Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

          For the year ended December 31, 2001, $1,546,947 in participant loans were withdrawn from VCA-10 and $773,171 of principal and interest was repaid to VCA-10. For the year ended December 31, 2000, $1,986,315 in participant loans were withdrawn from VCA-10 and $1,585,424 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2001, Prudential has advised the Account that it received $16,317 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                        Report of Independent Accountants

To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2002

                         Financial Highlights for VCA-11

                Income and Capital Changes Per Accumulation Unit*

           (For an Accumulation Unit outstanding throughout the year)

                                                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------------
                                                           2001      2000     1999         1998      1997
-----------------------------------------------------------------------------------------------------------
Investment Income ....................................   $ .1255   $ .1772   $ .1378     $ .1411   $ .1353
-----------------------------------------------------------------------------------------------------------
Expenses
   For investment management fee .....................    (.0072)   (.0068)   (.0065)     (.0062)   (.0059)
   For administrative expenses not covered
     by the annual account charge ....................    (.0214)   (.0204)   (.0194)     (.0186)   (.0178)
-----------------------------------------------------------------------------------------------------------
   Net Increase in Unit Value ........................     .0969     .1500     .1119       .1163     .1116
-----------------------------------------------------------------------------------------------------------
Unit Value

   Beginning of year .................................    2.8108    2.6608    2.5489      2.4326    2.3210
   End of year .......................................   $2.9077  $ 2.8108  $ 2.6608    $ 2.5489  $ 2.4326
-----------------------------------------------------------------------------------------------------------
Total Return+ ........................................      3.45%     5.63%     4.39%       4.78%     4.81%
-----------------------------------------------------------------------------------------------------------
Ratio Of Expenses To Average Net Assets** ............      1.00%     1.00%      .99%        .99%      .98%
-----------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
   Average Net Assets** ..............................      3.38%     5.53%     4.29%       4.78%     4.73%
-----------------------------------------------------------------------------------------------------------
Number of Units Outstanding
   For Participants at end of year
   (000's omitted) ...................................    27,387    28,305    34,100      34,882    35,757
-----------------------------------------------------------------------------------------------------------

*  Calculated by accumulating the actual per unit amounts daily.
** These calculations exclude Prudential's equity in VCA-11.
+ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Units equal in value to the charge.

                        See Notes to Financial Statements

The Prudential Medley Program                  Annual Report   December 31, 2001


VCA-11 Money Market Account

MANAGED BY
Prudential Investment Management, Inc.


"We expect the Federal Reserve's (the Fed) repeated cuts in short-term interest rates to revive economic growth in the United States during 2002. Meanwhile, the economy apparently remains in the doldrums and corporate credit quality remains under pressure. This state of affairs underscores the need to continue our conservative approach to corporate credit selection."

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
Average Annual Returns                    1-Year     3-Year   5-Year   10-Year
Money Market Acct. (VCA-11)/1/              3.45%      4.48%    4.61%     4.21%
Salomon Brothers 3 Mo T-Bills/2/            4.09%      4.92%    5.01%     4.70%
--------------------------------------------------------------------------------
Money Market Account inception date: 8/82.


The Account returned 3.45% in 2001 versus a 4.09% return reported by its benchmark, the Salomon Brothers Three-Month Treasury Bill Index. On December 31, 2001, the Account's seven-day current yield was 1.32%.


PERFORMANCE REVIEW

A sharp decline in money market yields shaped our investment strategy during 2001. Yields sank as the Fed eased monetary policy 11 times, which pushed down short-term interest rates a total of 4.75 percentage points to a 40-year low. The Fed repeatedly cut rates in order to revitalize the U.S. economy that had fallen into a recession for the first time in a decade.

In a falling interest rate environment, the most effective approach is to position a portfolio's weighted average maturity (WAM) longer than average. (WAM measures a portfolio's sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.) Having a WAM that is longer than average helps a portfolio's yield remain higher for a longer time when money market yields decline. We employed this strategy for much of the year.

For example, we extended the Account's WAM in February by purchasing securities that matured in either six months or one year. The Fed had cut short-term rates twice in January and was expected to continue easing monetary policy, so it made sense to extend the WAM. We also employed this strategy shortly after the September 11 terrorist attacks on the United States. This time, however, we lengthened the Account's WAM by investing in securities maturing in three months. We favored three-month issues because we did not want to tie up the Account's funds in longer-term money market securities. Our three-month securities would mature in time to purchase any higher yielding securities that became available if the Fed finished its round of rate cuts in late 2001 and money market yields climbed in anticipation of an economic recovery.

                              MONEY MARKET ACCOUNT
                          ONE-YEAR TOTAL RETURN FOR THE
                                  PAST 10 YEARS

                                    [CHART]

                                 92    3.20%
                                 93    2.43%
                                 94    3.47%
                                 95    5.22%
                                 96    4.76%
                                 97    4.81%
                                 98    4.78%
                                 99    4.39%
                                 00    5.63%
                                 01    3.45%


The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source: Prudential.

Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

The Salomon Brothers 3-month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

                         Financial Statements of VCA-11

                 Statement of Net Assets as of December 31, 2001



Short-Term                        Principal       Value
Investments--99.7%                 Amount        [Note 2A]
-----------------------------------------------------------
Commercial Paper -- U.S. - 44.4%
Alltel Corp.,
   2.10%, 1/2/2002               $ 4,000,000    $ 3,999,533
American Express Credit Corp.,
   1.90%, 5/31/2002                2,190,000      2,172,547
American Home Products Corp.,
   1.94%, 2/26/2002                4,000,000      3,985,558
Bellsouth Telecommunications,
   Inc.,
   1.85%, 1/25/2002                4,000,000      3,992,600
Duke Energy Corp.,
   1.77%, 1/2/2002                 2,712,000      2,711,733
Edison Asset Securitization LLC,
     2.06%, 2/22/2002              2,900,000      2,884,567
FCAR Owner Trust II,
   2.40%, 1/18/2002                1,000,000        993,000
Forrestal Funding Master Trust,
   1.88%, 1/24/2002                1,000,000        998,068
   1.87%, 3/15/2002                1,500,000      1,493,299
Intrepid Funding Master Trust,
   2.04%, 2/25/2002                1,000,000        995,013
Market Street Funding Corp.,
   1.89%, 1/24/2002                4,000,000      3,992,230
Paccar Financial Corp.,
   2.24%, 1/17/2002                3,500,000      3,481,053
Thunder Bay Funding, Inc.,
   2.00%, 1/10/2002                1,000,000        999,444
   1.80%, 1/24/2002                2,000,000      1,997,600
Tyco International Group SA,
   2.00%, 2/14/2002                1,000,000        996,944
                                                 ----------
                                                 35,693,189
-----------------------------------------------------------
Commercial Paper -- Yankee -  24.8%
Alliance & Leicester PLC,
   2.06%, 2/13/2002                4,000,000      3,979,629
Brahms Funding Corp.,
   2.20%, 1/11/2002                1,000,000        997,250
Dexia Delaware LLC,
   2.10%, 1/22/2002                1,000,000        995,275
   2.05%, 2/8/2002                 1,000,000        995,501
Fortis Funding LLC,
   3.46%, 1/22/2002                2,105,000      2,071,618
MPS Ltd.
   2.10%, 1/18/2002                2,000,000      1,991,017
San Paolo IMI
   1.81%, 6/11/2002                1,000,000        990,849
Svenska Handelsbanken AB,
   1.82%, 6/17/2002                1,600,000      1,584,712
Swedbank, Inc.,
   2.31%, 1/8/2002                 2,464,000      2,451,984
UBS Finance LLC,
   1.85%, 3/27/2002                2,600,000      2,587,040
Westpac Capital Corp.,
3.57%, 4/5/2002                  $ 1,312,000     $1,279,734
                                                 ----------
                                                 19,924,609
-----------------------------------------------------------
Other Bank Related Instruments -- U.S. - 0.6%
(Coupon Issues, Bank Notes)
Chase Manhattan Bank,
   7.25% Bank Note
   9/15/2002                         200,000        204,677
Federal Home Loan Banks,
   5.00%
   2/20/2002                         300,000        301,235
                                                    -------
                                                    505,912
-----------------------------------------------------------
Other Bank Related Instruments -- Yankee - 5.0%
   (Certificates of Deposit)
Abbey National Treasury Services
   PLC, 2.1225%# Certificate of
   Deposit 10/10/2002              1,000,000        999,614
Canadian Imperial Bank of
   Commerce, 1.83% Certificate of
   Deposit 6/10/2002               1,000,000      1,000,000
Toronto Dominion Bank, 3.86%
   Certificate of Deposit
   6/20/2002                       2,000,000      2,000,156
                                                  ---------
                                                  3,999,770
-----------------------------------------------------------
Other Corporate Debt -- U.S. - 24.9%
 (Medium Term Notes, Corporate Bonds, Corporate
 Notes, Strips)
Allstate Life Insurance Co.,
   2.40%# Note 11/1/2002           1,000,000      1,000,000
Associates Corp. of North America,
   7.50% Corporate Note
   4/15/2002                       2,950,000      2,990,891
Bishop Gate Residential Mortgage
   Trust, 2.26375%# Note
   3/20/2002                       1,000,000      1,000,000
Caterpillar Financial Services Corp.,
   6.02% Medium Term Note
   4/15/2002                         200,000        200,528
Citicorp, 9.50%
   Medium Term Note
   2/1/2002                          150,000        150,629
Federal Home Loan Mortgage Corp.,
   Zero, Strip
   5/15/2002                         236,000        234,431
Federal Home Loan Mortgage Corp.,
   6.25% Note
   10/15/2002                      3,000,000      3,079,890
Federal National Mortgage
 Association,
   Zero, Strip
   4/15/2002                         138,000        137,287

                        See Notes to Financial Statements

                         Financial Statements of VCA-11

                 Statement of Net Assets as of December 31, 2001

Short-Term                              Principal    Value
Investments                               Amount   [Note 2A]
-------------------------------------------------------------
General Electric Capital Corp.,
   Medium Term Notes
   5.28%, 1/8/2002                      $  365,000  $ 365,054
   7.00%, 3/1/2002                         293,000    294,169
   Corporate Note
   6.52%, 10/8/2002                        450,000    463,384
General Electric Capital Assurance,
   2.0125%# Note 7/22/2002               1,000,000  1,000,000
IBM Corp., 7.00% Corporate
   Note 1/28/2002                        1,050,000  1,052,518
International Lease Finance Corp.,
   6.375% Corporate Bond
   2/15/2002                               815,000    816,179
   6.375% Medium Term Note
   2/15/2002                               350,000    351,065
J.P. Morgan Chase & Co., 7.25%
   Medium Term Note 1/15/2002              100,000    100,083
Merrill Lynch & Co., Inc.,
   2.51%# Medium Term Note
   2/8/2002                              1,000,000  1,000,402
Morgan Stanley,
   8.10% Corporate Bond
   6/24/2002                               940,000    966,590
   1.95563%# Medium
   Term Note 8/15/2005                   2,000,000  2,000,000
Norwest Corp., 6.375% Medium
   Term Note 9/15/2002                     150,000    154,215
Salomon Smith Barney
   Holdings, Inc., 6.50%
   Medium Term Note 10/15/2002             590,000    608,456
US Bancorp, 8.125%
   Medium Term Note 5/15/2002            1,000,000  1,014,144
Wal-Mart Stores, Inc., 6.75%
   Corporate Note 5/15/2002                105,000    105,797
Wells Fargo Financial, Inc.,
   6.25% Corporate Bond
   11/1/2002                               900,000    928,466
                                                   ----------
                                                   20,014,178
-------------------------------------------------------------

Short-Term                                           Value
Investments                                        [Note 2A]
-------------------------------------------------------------
Total Short-Term Investments - 99.7%
 (Cost: $80,137,658)                             $ 80,137,658
-------------------------------------------------------------
Other Assets, Less Liabilities
   Cash                                                27,952
   Interest Receivable                                408,970
   Payable for Pending Capital Transactions          (225,336)
-------------------------------------------------------------
Total Other Assets, Less Liabilities - 0.3%           211,586
-------------------------------------------------------------
Net Assets - 100%                                  80,349,244
-------------------------------------------------------------
Net Assets, representing:
 Equity of Participants-
  27,387,139 Accumulation Units at an
  Accumulation Unit Value of  $2.9077              79,633,575
Equity of The Prudential Insurance Company
 of America                                           715,669
                                                 ------------
                                                 $ 80,349,244
=============================================================

# Indicates a Variable Rate Security. Rate shown is rate in effect at December
  31, 2001.
  AB - Antiebolay (Swedish Stock Company)
  LLC - Limited Liability Company
  PLC - Public Limited Company
  SA -Sociedad Anomia (Spanish Corporation) or
  Sociedad Anonyme (French Corporation)

                        See Notes to Financial Statements

                         Financial Statements of VCA-11

                            Statement of Operations

-------------------------------------------------------------------------------------------------------------
Year Ended                                                                                  December 31, 2001
-------------------------------------------------------------------------------------------------------------
Investment Income
   Interest                                                                                     $3,520,229
   Realized Gain on Investment Transactions                                                             86
-------------------------------------------------------------------------------------------------------------
Total Income                                                                                     3,520,315
-------------------------------------------------------------------------------------------------------------
Expenses
   Fees Charged to Participants for Investment Management Services                                 198,026
   Fees Charged to Participants for Administrative Expenses                                        594,718
-------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                     792,744
-------------------------------------------------------------------------------------------------------------
Net Investment Income and Net Increase In Net Assets Resulting from Operations                  $2,727,571
=============================================================================================================


                       Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
Year Ended                                                             December 31, 2001    December 31, 2000
-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     $ 2,727,571        $    4,633,569
-------------------------------------------------------------------------------------------------------------
Capital Transactions
   Purchase Payments and Transfers In                                      59,479,472          125,309,188
   Withdrawals and Transfers Out                                          (62,077,097)        (141,039,846)
   Annual Account Charges Deducted from
     Participants' Accounts                                                   (30,931)             (30,668)
-------------------------------------------------------------------------------------------------------------
Net Decrease In Net Assets
   Resulting from Capital Transactions                                     (2,628,556)         (15,761,326)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets
   Resulting from Surplus Transfers                                             1,090               (7,811)
-------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                       100,105          (11,135,568)
Net Assets
   Beginning of year                                                       80,249,139           91,384,707
-------------------------------------------------------------------------------------------------------------
   End of year                                                           $ 80,349,244       $   80,249,139
=============================================================================================================

                        See Notes to Financial Statements

Notes to Financial Statements of VCA-11
--------------------------------------------------------------------------------

NOTE 1:   General
          The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

          NOTE 2: Summary of Significant Accounting Policies

          A. Valuation of Short-Term Investments
          Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

          B. Securities Transactions and Investment Income
          Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          C. Federal Income Taxes
          The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3:   Investment Management Agreement and Charges
          A. The Account has a management agreement with Prudential Investments LLC ("PI") formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ("PIM"), formerly known as The Prudential Investment Corporation. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

             A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one

Notes to Financial Statements of VCA-11
--------------------------------------------------------------------------------

             quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a contract.

             Prudential, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

          B. An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units.

          C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. For the years ended December 31, 2001 and 2000, Prudential has advised the Account that it received deferred sales charges of $3,276 and $3,750, respectively, imposed upon certain withdrawals from the Account.

NOTE 4:   Unit Transactions

          The number of Accumulation Units issued and redeemed for the years ended December 31, 2001 and 2000 are as follows:

                                         Year Ended               Year Ended
                                      December 31, 2001        December 31, 2000
          ----------------------------------------------------------------------
          Units issued                   20,817,644               46,003,299
          ----------------------------------------------------------------------
          Units redeemed                (21,735,451)             (51,797,895)
          ----------------------------------------------------------------------
          Net increase (decrease)          (917,807)              (5,794,596)
          ----------------------------------------------------------------------

NOTE 5: Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for morality and expense risks assumed by Prudential.

NOTE 6:   Participant Loans
          Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal.

          Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Notes to Financial Statements of VCA-11
--------------------------------------------------------------------------------
          For the year ended December 31, 2001, $407,546 in participant loans were withdrawn from VCA-11 and $140,241 of principal and interest was repaid to VCA-11. For the year ended December 31, 2000, $666,712 in participant loans were withdrawn from VCA-11 and $351,165 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2001, Prudential has advised the Account that it received $7,851 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

                        Report of Independent Accountants

To the Committee and Participants
of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America



In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2002

MANAGEMENT OF VCA-10 & VCA-11 (UNAUDITED)
--------------------------------------------------------------------------------
Information pertaining to the Committee Members of VCA-10 and VCA-11 is set forth below. Committee Members who are not deemed to be "interested persons" of VCA-10 or VCA-11 as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Committee Members." Committee Members who are deemed to be "interested persons" of VCA-10 or VCA-11 are referred to as "Interested Committee Members." "Fund Complex" consists of VCA-10, VCA-11, and any other investment companies managed by Prudential Investments LLC (PI).

                                                    Independent Committee Members

                                                                                                     Number of
                                                                                                     Portfolios in  Other
                                            Term of                                                  Fund Complex   Directorships
                               Position     Office***                                                Overseen by    Held by
 Name, Address**               With VCA-10  and Length of Principal Occupations                      Committee      the Committee
 and Age                       & VCA-11     Time Served   During Past 5 Years                        Member         Member****
------------------------------------------------------------------------------------------------------------------------------------

Saul K. Fenster, Ph.D. (68)    Committee    Since 1985    President (since December 1978)            79             Member
                               Member                     of New Jersey Institute of                                (since 2000),
                                                          Technology; Commissioner                                  Board of
                                                          (since 1998) of the Middle                                Directors of
                                                          States Association                                        IDT Corporation.
                                                          Commission
                                                          on Higher Education;
                                                          Commissioner
                                                          (since 1985) of the New
                                                          Jersey
                                                          Commission on Science and
                                                          Technology; Director
                                                          (since 1998),
                                                          Society of Manufacturing
                                                          Engineering Education Foundation;
                                                          formerly a director or trustee of
                                                          Liberty Science Center, Research
                                                          and Development Council of New
                                                          Jersey, New Jersey State Chamber of
                                                          Commerce, and National Action Council
                                                          for Minorities in Engineering.


W. Scott McDonald, Jr. (64)    Committee    Since 1985    Vice President (since 1997)                79
                               Member                     of Kaludis Consulting
                                                          Group, Inc.
                                                          (a Sallie Mae company
                                                          serving higher
                                                          education); formerly
                                                          principal
                                                          (1993-1997), Scott
                                                          McDonald &
                                                          Associates; Chief
                                                          Operating Officer
                                                          (1991-1995), Fairleigh
                                                          Dickinson
                                                          University; Executive Vice
                                                          President and Chief Operating Officer
                                                          (1975-1991), Drew University; interim
                                                          President (1988-1990), Drew
                                                          University and founding director of
                                                          School, College and University
                                                          Underwriters Ltd.

Joseph Weber, Ph.D. (78)/1/    Committee    Since 1985    Vice President, Finance,                   62
                               Member                     Interclass
                                                          (international corporate learning)
                                                          since 1991; formerly President, The
                                                          Alliance for Learning; retired Vice
                                                          President, Member of the Board of
                                                          Directors and Member of the Executive
                                                          and Operating Committees,
                                                          Hoffmann-LaRoche Inc; Member, Board
                                                          of Overseers, New Jersey
                                                          Institute of Technology;
                                                          Trustee and Vice Chairman
                                                          Emeritus, Fairleigh Dickinson University.


--------------------------------------------------------------------------------

                                 Independent Committee Members

                                                                                           Number of
                                                                                           Portfolios in   Other
                                             Term of                                       Fund Complex    Directorships
                              Position       Office***                                     Overseen by     Held by
Name, Address**               With VCA-10    and Length of     Principal Occupations       Committee       the Committee
and Age                       & VCA-11       Time Served       During Past 5 Years         Member          Member****
-------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (44)   Chairman       Since 1999        President, Chief            115
                              and                              Executive Officer
                              Committee                        and Chief Operating
                              Member                           Officer (since June
                                                               1999) of PI; Senior
                                                               Vice President (since
                                                               June 1999) of The
                                                               Prudential Insurance
                                                               Company of America;
                                                               formerly Senior Vice
                                                               President (August
                                                               1993-May 1999) of
                                                               PaineWebber Group, Inc.

Information pertaining to the Officers of VCA-10 and VCA-11 who are not also Committee Members is set forth below.

                                                     Officers

                                             Term of
                              Position       Office***
Name, Address**               With VCA-10    and Length of     Principal Occupations
and Age                       & VCA-11       Time Served       During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
Robert F. Gunia (55)          Vice President Since 1999        Executive Vice President and Chief
                                                               Administrative Officer
                                                               (since June 1999) of PI;
                                                               Executive Vice President
                                                               and Treasurer (since
                                                               January 1996) of PI;
                                                               President (since April
                                                               1999) of Prudential
                                                               Investment Management
                                                               Services LLC (PIMS);
                                                               Corporate Vice President
                                                               (since September 1997) of
                                                               The Prudential Insurance
                                                               Company of America
                                                               (Prudential); formerly
                                                               Senior Vice President
                                                               (March 1987-May 1999) of
                                                               Prudential Securities;
                                                               formerly Chief
                                                               Administrative Officer
                                                               (July 1989- September
                                                               1996), Director (January
                                                               1989-September 1996) and
                                                               Executive Vice President,
                                                               Treasurer and Chief
                                                               Financial Officer (June
                                                               1987-December 1996) of PMF.

Judy A. Rice (54)             Vice President Since 2001        Executive Vice President (since 1999)
                                                               of PI; formerly various positions to
                                                               Senior Vice President (1992-1999) of
                                                               Prudential Securities; and various
                                                               positions to Managing Director (1975-1992)
                                                               of Salomon Smith Barney Advisors; Member
                                                               of Board of Governors of the Money
                                                               Management Institute; Member of the
                                                               Prudential Securities
                                                               Operating Council and a
                                                               Member of the Board of
                                                               Directors for the National
                                                               Association for Variable
                                                               Annuities.





MANAGEMENT OF VCA-10 & VCA-11 (UNAUDITED) (CONT'D)
-------------------------------------------------------------------------------------------------------------
Term of                 Position             Office***
Name, Address**         With VCA-10          and Length of      Principal Occupations
and Age                 & VCA-11             Time Served        During Past 5 Years
-------------------------------------------------------------------------------------------------------------
Jonathan D. Shain (43)  Secretary            Since 2001         Vice President and Corporate Counsel
                                                                (since August 1998) of Prudential;
                                                                formerly Attorney with Fleet Bank, N.A.
                                                                (January 1997-July 1998) and Associate
                                                                Counsel (August 1994-January 1997) of
                                                                New York Life Insurance Company.

Grace C. Torres (42)    Treasurer and        Since 1997         Senior Vice President (since January
                        Principal Financial                     2000) of PI; formerly First Vice
                        and Accounting                          President (December 1996-January
                        Officer                                 2000) of PI and First Vice President
                                                                (March 1993-1999) of Prudential Securities.

Jeffrey Scarbel (38)    Assistant Treasurer  Since 2000         Vice President (since November 2000)
                                                                of PI; formerly Director (October 1996-
                                                                November 2000) of PI.

--------------

1 Mr. Weber is scheduled to retire from the Committees as of December 31, 2002.

* "Interested" Committee Member, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 7102-4077.

*** There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Additional information about the Committee Members of VCA-10 and VCA-11 is included in the Statement of Additional Information for the MEDLEY Program, which is available without charge, upon request, by calling (800) 458-6333

                        The Prudential Series Fund, Inc.

The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level. VCA-24 Subaccount returns are located on the inside front cover of this report.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant's behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts' or Portfolios' objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

================================================================================

                          The Prudential Medley Program
                               Board of Directors

DAVID R. ODENATH, JR.                    W. SCOTT MCDONALD, JR., PH.D.
Chairman,                                Vice President,
The Prudential Series Fund, Inc.         Kaludis Consulting Group
The Prudential Variable Contract
   Accounts 10;11

SAUL K. FENSTER, PH.D.                   JOSEPH WEBER, PH.D.
President,                               Vice President,
New Jersey Institute of Technology       Interclass (international corporate learning)

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

If you own a variable life insurance contract, please call the following telephone number:

                                    [GRAPHIC]
                                  (800)778-2255
                         8 a.m. - Midnight Eastern Time

If you own a variable annuity contract, please call the following telephone number:

                                    [GRAPHIC]
                                  (888)778-2888
                          8 a.m. - 9 p.m. Eastern Time

================================================================================

Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Salomon Brothers Extended Market Index defines the small capitalization stock universe or remaining 20% of the available capital of each country and includes the remaining 75% of the BMI issues. The BMI measures the performance of the entire universe of institutionally investable securities. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MCSI World Index that reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

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Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

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In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.

The Prudential Insurance Company of America
30 Scranton Office Park
Scranton, PA 18507-1789
(800) 458-6333
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                                                                     STANDARD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                    PRUDENTIAL
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